JPMORGAN ACCESS FUNDS

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

(each a series of JPMorgan Trust I)

(All Share Classes)

Supplement dated August 8, 2011 to the

Prospectuses dated November 1, 2010, as supplemented

Effective immediately, the disclosure in the section “Shareholder Information — Portfolio Holdings Disclosure” of each of the Funds’ prospectuses is revised as set forth hereafter.

No sooner than 30 calendar days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter.

Each Fund will disclose the uncertified portfolio holdings, allocations to each JPMPI sub-portfolio, and allocations to each unaffiliated sub-adviser and the percentage that each represents of the respective Fund’s total assets as of the most recent month end no sooner than two calendar days after month end.

In addition to providing hard copies upon request, the Funds will post these schedules on the Access Funds’ website at www.jpmorganaccessfunds.com. In addition, the quarterly schedules will be posted on the SEC’s website at www.sec.gov. Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUSES FOR FUTURE REFERENCE

SUP-ACCESS-811